EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ John M. Bissell
                                        John M. Bissell



























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ John D. Boyles
                                        John D. Boyles


























                                EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ John C. Canepa
                                        John C. Canepa



























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  October 20, 1994                 /s/ Richard M. DeVos, Jr.
                                        Richard M. DeVos, Jr.


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ Earl D. Holton
                                        Earl D. Holton


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  October 17, 1994                 /s/ Michael J. Jandernoa
                                        Michael J. Jandernoa


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ John P. Keller
                                        John P. Keller


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ Jerry K. Myers
                                        Jerry K. Myers


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ William U. Parfet
                                        William U. Parfet


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ Percy A. Pierre
                                        Percy A. Pierre


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ Robert L. Sadler
                                        Robert L. Sadler


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  March 29, 1993                   /s/ Peter F. Secchia
                                        Peter F. Secchia


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ B.P. Sherwood, III
                                        B.P. Sherwood, III


























                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned appoints JOHN C. CANEPA, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN or CHARLES W. JENNINGS, JR., and any of them severally, the undersigned's attorneys or attorney to execute in the undersigned's name and on behalf of the undersigned, in the undersigned's capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Directors' Deferred Compensation Plan, all pre-effective and post-effective amendments to this registration statement, and all instruments necessary or incidental in connection with it, and to file the registration statement with the Securities and Exchange Commission. Each of the attorneys shall have power and authority to do and perform in the name and on behalf of the undersigned, in all capacities, every act required or necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of the attorneys and each of them.


          Date                               Signature


Date:  January 18, 1993                 /s/ David J. Wagner
                                        David J. Wagner